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                                                                       EXHIBIT 1




                             JOINT FILING AGREEMENT

         In accordance with Rule 13d-1(k) promulgated under the Exchange Act, the undersigned hereby agree to the joint filing with each other on behalf of each of them a statement on Schedule 13D with respect to the Common Stock deemed to be beneficially owned by each of them.

         The undersigned further agree that each party hereto is responsible for the timely filing of such statement on Schedule 13D and any amendments thereto, and for the completeness or accuracy of the information concerning such party contained therein; provided, however, that no party is responsible for the completeness or accuracy of the information contained therein concerning any other party, unless such party knows or has reason to believe that such information is inaccurate. The undersigned further constitute and appoint Evelyn
E. Howell, as lawful attorney-in-fact, to execute and file this Schedule 13D, and any amendments thereto on their behalf.

         IN WITNESS WHEREOF, the undersigned have executed this Joint Filing Agreement as of the 4th day of December, 2002.

Dated:  December 4, 2002.               /s/ Evelyn E. Howell
                                    --------------------------------------------
                                            Evelyn E. Howell


Dated:  December 3, 2002.               /s/ David Lawrence Howell
                                    --------------------------------------------
                                            David Lawrence Howell


Dated:  December 4, 2002.               /s/ Steven Kendrick Howell
                                    --------------------------------------------
                                            Steven Kendrick Howell


Dated:  December 3, 2002.               /s/ Douglas Warren Howell
                                    --------------------------------------------
                                            Douglas Warren Howell


Dated:  December 4, 2002.               /s/ Bradley Neilson Howell
                                    --------------------------------------------
                                            Bradley Neilson Howell


Dated:  December 3, 2002.          THE DAVID LAWRENCE HOWELL 1975 TRUST

                                    By: /s/ David Lawrence Howell
                                       -----------------------------------------
                                            David Lawrence Howell, Co-Trustee


                                    By: /s/ Thomas M. Wright
                                       -----------------------------------------
                                            Thomas M. Wright, Co-Trustee


Dated:  December 4, 2002.          THE STEVEN KENDRICK HOWELL 1975 TRUST

                                    By: /s/ Steven Kendrick Howell
                                       -----------------------------------------
                                            Steven Kendrick Howell, Co-Trustee


                                    By: /s/ Thomas M. Wright
                                       -----------------------------------------
                                            Thomas M. Wright, Co-Trustee


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Dated:  December 3, 2002.          THE DOUGLAS WARREN HOWELL 1975 TRUST


                                   By:      /s/ Douglas Warren Howell
                                       -----------------------------------------
                                          Douglas Warren Howell, Co-Trustee

                                   By:        /s/ Thomas M. Wright
                                       -----------------------------------------
                                          Thomas M. Wright, Co-Trustee

Dated:  December 4, 2002.          THE BRADLEY NEILSON HOWELL 1975 TRUST


                                   By:       /s/ Bradley Neilson Howell
                                       -----------------------------------------
                                          Bradley Neilson Howell, Co-Trustee

                                   By:       /s/ Thomas M. Wright
                                       -----------------------------------------
                                          Thomas M. Wright, Co-Trustee

Dated:  December 3, 2002.             /s/ Thomas M. Wright
                                    --------------------------------------------
                                          Thomas M. Wright, as
                                          Co-Trustee of The David Lawrence
                                          Howell 1975 Trust
                                          Co-Trustee of The Steven Kendrick
                                          Howell 1975 Trust
                                          Co-Trustee of The Douglas Warren
                                          Howell 1975 Trust
                                          Co-Trustee of The Bradley Neilson
                                          Howell 1975 Trust

Dated:  December 4, 2002.         HOWELL FOUNDATION


                                    By:      /s/ Evelyn E. Howell
                                       -----------------------------------------
                                          Evelyn E. Howell, Co-Trustee